FORM 21

                                 (Section 371)

                          PROVINCE OF BRITISH COLUMBIA

                    Certificate of Incorporation No. 351563

                                  COMPANY ACT
                                  -----------

                               SPECIAL RESOLUTION

     The following special resolution was passed by the undermentioned Company on the date stated:

     Name of Company:         IDAHO CONSOLIDATED METALS CORP.

     Date resolution passed:  June 24, 1996

     Resolution:

     "RESOLVED, as a Special Resolution, THAT:

         (a) the authorized capital be increased from 20,000,000 common shares without par value to 100,000,000 common shares without par value AND THAT paragraph 2 of the Memorandum be altered to read as follows:

              '2 The authorized capital of the Company consists of 100,000,000 common shares without par value.'

         (b) the existing Articles of the Company as filed with the Registrar of Companies be canceled AND THAT the form of Articles attached hereto and marked Schedule "A" be adopted as the Articles of the Company in substitution for, and to the exclusion of, the existing Articles of the Company."

         The Memorandum as altered is attached.


     Certified a true copy the 24th day of June, 1996.

     (Signature) ____________________________________

     (Relationship to Company):   Solicitor

                                  COMPANY ACT

                        IDAHO CONSOLIDATED METALS CORP.

                               ALTERED MEMORANDUM
                               ------------------
            (As altered by special resolution passed June 24, 1996)


     1.  The name of the Company is Idaho Consolidated Metals Corp.

     2. The authorized capital of the Company consists of 100,000,000 common shares without par value.

                                  SCHEDULE "A"


                                  Articles of
                        IDAHO CONSOLIDATED METALS CORP.

                               TABLE OF CONTENTS
                               -----------------

     Part

      1.  Interpretation
      2.  Shares and Share Certificates
      3.  Issue of Shares
      4.  Share Registers
      5.  Transfer of Shares
      6.  Transmission of Shares
      7.  Alteration of Capital
      8.  Purchase and Redemption of Shares
      9.  Borrowing Powers
     10.  General Meetings
     11.  Proceedings at General Meetings
     12.  Votes of Members
     13.  Directors
     14.  Election and Removal of Directors
     15.  Powers and Duties of Directors
     16.  Disclosure of Interest of Directors
     17.  Proceedings of Directors
     18.  Executive and Other Committees
     19.  Officers
     20.  Indemnity and Protection of Directors, Officers and Employees
     21.  Dividends and Reserve
     22.  Record Dates
     23.  Documents, Records and Financial Statements
     24.  Notices
     25.  Seal
     26.  Prohibitions

                                  COMPANY ACT

                                    ARTICLES

                        IDAHO CONSOLIDATED METALS CORP.

                            PART 1 - INTERPRETATION
                            -----------------------


      1.1   In these Articles, unless the context otherwise requires:

            (a) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

            (b) "designated security" means a security of the company that is not a debt security and that:

                 (i) carries a voting right in all circumstances or under some circumstances that have occurred and are continuing, or

                 (ii) carries a residual right to participate in the earnings of the Company or, upon the liquidation or winding up of the Company, in its assets;

            (c) "Directors", "Board of Directors" or "Board" means the Directors or, if the company has only one Director, the Director of the Company for the time being;

            (d)  "month" means calendar month;

            (e) "registered address" of a Director means the address of the Director recorded in the register of directors;

            (f) "registered address" of a member means the address of the member recorded in the register of members;

            (g) "registered owner" or "registered holder" when used with respect to a share in the capital of the Company means the person registered in the register of members in respect of such shares;

            (h) "regulations" means the regulations made pursuant to the Company Act;

            (i) "seal" means the common seal of the Company, if the Company has one.

      1.2 Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

      1.3 Words importing the singular include the plural and vice versa, words importing male persons include female persons and words importing persons shall include corporations.

      1.4 The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

      1.5 The rules of construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

      1.6 The provisions contained in Table A in the First Schedule to the Company Act shall not apply to the Company.

                     PART 2 - SHARES AND SHARE CERTIFICATES
                     --------------------------------------


      2.1 Every share certificate issued by the Company shall be in such form as the Directors may approve from time to time and shall contain such statements as are required by, and shall otherwise comply with, the Company Act.

      2.2 Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him except that, in respect of a share or shares held jointly by several members, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all. The Company shall not be bound to issue certificates representing redeemable shares if such shares are to be redeemed within one month on the date on which they were allotted.

      2.3 Any share certificate may be sent by registered mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member resulting from the loss or theft of any such share certificate so sent.

      2.4   If a share certificate:

            (a) is worn out or defaced, the Directors may, upon production to the Company of the certificate and upon such other terms, if any, as they may think fit, order the certificate to be canceled and issue a new certificate in lieu thereof;

            (b) is lost, stolen or destroyed, the Directors may, upon proof thereof to their satisfaction and upon such indemnity, if any, being given as they consider adequate, issue a new share certificate in lieu thereof to the person entitled to such lost, stolen or destroyed certificate; or

            (c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Directors shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

      2.5 If a member owns shares of a class or series represented by more than one share certificate and surrenders the certificates to the Company with a written request that the Company issue in his name one certificate representing in the aggregate the same number of shares as the certificates so surrendered, the Directors shall cancel the certificates so surrendered and issue in lieu thereof a certificate in accordance with such request.

      2.6 The Directors may from time to time determine the amount of a charge, not exceeding an amount prescribed by the regulations or the Company Act, to be imposed for each certificate issued pursuant to Articles 2.4 and 2.5.

      2.7 Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of the certificate.

      2.8 Except as required by law, statute or these Articles, no person shall be recognized by the company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except as provided by law, statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

                            PART 3 - ISSUE OF SHARES
                            ------------------------

      3.1 Except as provided in the Company Act, the Memorandum of the Company and these Articles, and subject to any direction to the contrary contained in a resolution of the members authorizing any increase or alteration of capital, the shares of the Company shall be under the control of the Directors who may, subject to the rights of the holders of issued shares of the Company, allot and issue, or grant options in respect of shares authorized but not issued or issued and redeemed or purchased, at such times and to such persons, including Directors, and in such manner and upon such terms and conditions, and at such price or for such consideration, as the Directors in their absolute discretion may determine.

      3.2 If the Company is, or becomes, a company which is not a reporting company and Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

      3.3 Subject to the provisions of the Company Act, the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for its shares, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, but if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25% of the amount of the subscription price of such shares.

      3.4 No share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company.
            A document evidencing indebtedness of the allottee is not property for the purpose of this Article. The value of property or services for the purpose of this Article shall be the value determined by the Directors by resolution to be, in all the circumstances of the transaction, no greater than the fair market value thereof. The full consideration received for a share issued by way of dividend shall be the amount determined by the Directors to be the amount of the dividend.

                           PART 4 - SHARES REGISTERS
                           -------------------------

      4.1 The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors may appoint a trust company to keep the aforesaid registers or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the registers for each class of shares. The Directors may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

      4.2 Unless prohibited by the Company Act, the Company may keep or cause to be kept within the Province one or more branch registers of members and may, if the Company is, or becomes, a reporting company, cause to be kept outside the Province one or more branch register of members.

      4.3 The Company shall not at any time close its register of members.

                          PART 5 - TRANSFER OF SHARES
                          ---------------------------

      5.1 Subject to the provisions of the Memorandum of the Company and these Articles and to restrictions on transfer, if any, contained in these Articles, any member may transfer any of his shares by instrument of transfer executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. If the Directors so require, each instrument of transfer shall be in respect of only one class of shares. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

      5.2 The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents in register in the name of the transferee as named in the instrument of transfer the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

      5.3 The Company and its Directors, officers and transfer agent or agents shall not be bound to enquire into the title of the person named in the form of transfer as transferee or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered, or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the share shave been registered a valid title to such shares.

      5.4 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors, the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

      5.5 There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

                        PART 6 - TRANSMISSION OF SHARES
                        -------------------------------

      6.1 In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder of shares, and the legal personal representative of the deceased member where he was the sole holder, shall be the only persons recognized by the company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to produce a certified copy of a grant of probate or letters of administration, or grant of representation, will, order or other instrument or other evidence of the death under which title to the share is claimed to vest, and such other documents as the Company Act requires.

      6.2 Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, as the case may be, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company's registered office.

      6.3 Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, have the right either to be registered as a member in his representative capacity in respect of such share or, if he is a personal representative or trustee in bankruptcy, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

                         PART 7 - ALTERATION OF CAPITAL
                         ------------------------------

      7.1 The Company may by ordinary resolution amend its Memorandum to increase its authorized capital by:

            (a) creating shares with par value or shares without par value, or both;

            (b) increasing the number of shares with par value or shares without par value, or both; or

            (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

      7.2   The Company may by special resolution alter its Memorandum to:

            (a) subdivide all or any of its unissued or fully paid issued shares with par value into shares with smaller par value;

            (b) subdivide all or any of its unissued or fully paid issued shares without par value so that the number of those shares is increased;

            (c) consolidate all or any of its shares with par value into shares of larger par value;

            (d) consolidate all or any of its shares without par value so that the number of those shares authorized is reduced;

            (e) change all or any of its unissued or fully paid issued shares with par value into shares without par value;

            (f) change all or any of its unissued shares without par value into shares with par value;

            (g) alter the name or designation of all or any of its issued or unissued shares; or

            (h) alter the provisions as to the maximum price or consideration at or for which shares without par value may be issued,

            but only to such extent, in such manner and with such consents of members holding shares of a class or series which are the subject of or are affected by such alteration as the Company Act provides.

      7.3   The Company may alter its Memorandum or these Articles:

            (a) by special resolution, to create, define and attach special rights or restrictions to any shares, whether issued or unissued, and

            (b) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights or restrictions attached to any shares, whether issued or unissued, and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class or series whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a separate resolution is consented thereto by the members holding shares of each such class or series passed by a majority of 3/4 of the votes cast, or such greater majority as may be specified by the special rights attached to the class or series, of the issued shares of such class or series.

      7.4 Notwithstanding such consent in writing or such separate resolution, no such alteration shall be valid as to any part of the issued shares of any class or series unless the holders of the rest of the issued shares of such class or series either all consent thereto in writing or consent thereto by a separate resolution passed by a majority of 3/4 of the votes cast.

      7.5 If the Company is, or becomes, a reporting company, no resolution to create, vary or abrogate any special right of conversion or exchange attaching to any shares shall be submitted to any general meeting, class meeting or series meeting of members unless, if so required by the Company Act, the Superintendent of Brokers, the British Columbia Securities Commission, or other applicable regulatory authority, as the case may be, has first consented to the resolution.

      7.6 Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting but the quorum at a class meeting or series meeting shall be one person holding or representing by proxy one-third of the shares affected.

                   PART 8 - PURCHASE AND REDEMPTION OF SHARES
                   ------------------------------------------

      8.1 Subject to the special rights and restrictions attached to any shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any shares that have a right of redemption attached to them in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent.

      8.2 Unless shares are to be purchased by the Company through a stock exchange or the Company is purchasing the shares from a dissenting member pursuant to the requirements of the Company Act or the Company is purchasing the shares from a bona fide employee or bone fide former employee of the Company or of an affiliate of the Company, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or series to be purchased.

      8.3 If the Company proposes at its option to redeem some but not all of the shares of a particular class or series, the Directors may, subject to the special rights and restrictions attached to the shares of such class or series, decide the manner in which the shares to be redeemed shall be selected.

      8.4 Subject to the provisions of the Company Act, the Company may reissue a canceled share that it has redeemed or purchased, or sell a share that it has redeemed or purchased but not canceled, but the Company may not vote or pay or make any dividend or other distribution in respect of a share that it has redeemed or purchased.

                           PART 9 - BORROWING POWERS
                           -------------------------

      9.1 The Directors may from time to time in their discretion authorize the Company to:

            (a) borrow money in such amount, in such manner, on such security, from such sources and upon such terms and conditions as they think fit;

            (b) guarantee the repayment of money borrowed by any person or the performance of any obligation of any person;

            (c) issue bonds, debentures, notes and other debt obligations wither outright or as continuing security for any indebtedness or liability, direct or indirect, or obligations of the Company or of any other person; and

            (d) mortgage, charge (whether by way of specific or floating charge) or give other security on the undertaking or on the whole or any part of the property and assets of the Company, both present and future.

      9.2 Any bonds, debentures, notes or other debt obligations of the Company may be issued at a discount, premium or otherwise and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

      9.3 The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debenture holders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may be resolutions, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

      9.4 Every bond, debenture, note or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture, note or other debt obligation appointed by the company or under any instrument under which the bond, debenture, note or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture, note or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture, note or other debt obligation to hold at the date of the issue thereof.

      9.5 If the Company is, or becomes, a reporting company, it shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

                           PART 10 - GENERAL MEETINGS
                           --------------------------


     10.1 Subject to any extensions of time permitted under the Company Act, the first annual general meeting of the Company shall be held within 15 months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than 13 months after the date that the last annual general meeting was held or was deemed to have been held) and place as may be determined by the Directors.

     10.2 If the Company is, or becomes, a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to the business required to be transacted at such meeting, the meeting shall be deemed to have been held on the date specified in the consent or in the resolutions consented to in writing dealing with such business and the meeting need not be held.

     10.3 The Directors may, whenever they think fit, convene a general meeting. A general meeting, if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.

     10.4 If the Company is or becomes, a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Company Act.

     10.5 A notice convening a general meeting, specifying the place, date and hour of the meeting and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner provided in these Articles, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or pursuant to these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

     10.6 All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

     10.7 Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

                   PART 11 - PROCEEDINGS AT GENERAL MEETINGS
                   -----------------------------------------


     11.1 All business shall be deemed special business which is transacted at:

            (a) an annual general meeting, with the exception of the conduct of and voting at such meeting, consideration of the financial statements and the respective reports of the Directors and the auditor, fixing or changing the number of directors, the election of Directors, the appointment of an auditor, fixing of the remuneration of the auditor and such other business as by these Articles or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors; and

            (b) any other general meeting, with the exception of the conduct of and voting at such meeting.

     11.2 No business, other than election of chairman or the adjournment or termination of the meeting, shall be conducted at any general meeting unless the required quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but a quorum need not be present throughout the meeting.

     11.3 Except as provided in the company Act and these Articles a quorum shall be two persons present and being, or representing by proxy, members holding not less than 10% of the shares entitled to be voted at the meeting. If there is only one member the quorum is one person present and being, or representing by proxy, such member. The Directors, the senior officers of the Company, the solicitor of the Company and the auditor of the Company, if any, shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote at such meeting.

     11.4 If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be terminated. In any other case the meeting shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member of members entitled to attend and vote at the meeting shall be a quorum.

     11.5 The Chairman of the Board or in his absence, or if there is no Chairman of the Board, the President or in his absence a Vice-President, if any, shall be entitled to preside as chairman at every general meeting of the Company.

     11.6 If at any general meeting neither the Chairman of the Board nor the President nor a Vice-President is present within 15 minutes after the time appointed for holding the meeting or if any of them is present and none of them is willing to act as chairman, the Directors present shall choose one of their number to be chairman, or if all the Directors present decline to take the chair or shall fail to so choose or if no Director is present, the members present shall choose one of their number or any person to be chairman.

     11.7 The chairman of a general meeting may, with the consent of the meeting if a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice, but not "advance notice," of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

     11.8 No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

     11.9 Subject to the provisions of the Company Act, every motion or question submitted to a general meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every motion or question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the record of the proceedings of the Company. A declaration by the chairman that a motion or question has been carried, or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority and an entry to that effect in the record of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that motion or question.

     11.10 The chairman of the meeting shall be entitled to vote any shares carrying the right to vote held by him but in the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall not have a second or casting vote in addition to the vote or votes to which he may be entitled as a member.

     11.11 No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than 7 days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

     11.12 Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

     11.13 On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the cotes he uses in the same way.

     11.14 Unless the Company Act, the memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

                           PART 12 - VOTES OF MEMBERS
                           --------------------------


     12.1 Subject to any voting rights or restrictions attached to any class of shares and the restrictions as to voting on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote at a general meeting or class meeting shall have one vote and on a poll every member entitled to vote shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

     12.2 Any person who is not registered as a member but is entitled to vote at a general meeting or class meeting in respect of a share, may vote the share in the same manner as if he were a member but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

     12.3 Any corporation, not being a subsidiary of the Company, which is a member of the Company may be resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting and to speak and vote at any such meeting or to sign resolutions of members. The person so authorized shall be entitled to exercise in respect of and at any such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and he shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegraph, telex, telecopier or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

     12.4 In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

     12.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hand or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis or other person may appoint a proxyholder.

     12.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

     12.7 A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney.

     12.8 Any person may act as proxyholder whether or not he is a member. The proxy may authorize the proxyholder to act as such for the appointor for such period, at such meeting or meetings and to the extent permitted by the Company Act.

     12.9 A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting, or shall be deposited with the chairman of the meeting. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex, telecopier or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the registered office of the Company or at the office of any agent of the Company appointed for the purpose of receiving such particulars and also providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part, and votes given in accordance with such regulations shall be valid and shall be counted.

     12.10 Unless the Company Act or any other statute or law which is applicable to the Company or to any class or series of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the following form, or in such other form that the Directors or the chairman of the meeting shall approve:

                                (Name of Company)

                      The undersigned, being a member of the above Company,
                 hereby appoints ___________________________ or failing him
                 __________________________ as proxyholder for the
                 undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the ____ day of _______________, 19___ and at any adjournment thereof.

                      Signed this _____ day of _______________, 19___.

                      ________________________________________
                      (Signature of member)

     12.11 A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or revocation of the proxy or of the authority under which the proxy was executed or transfer of the share or shares in respect of which the proxy is given unless notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy is given before the vote is taken.

     12.12  Every proxy may be revoked by an instrument in writing:

            (a) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

            (b) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting or adjourned meeting for which the proxy is given, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is given shall have been taken, or in any other manner provided by law.

                              PART 13 - DIRECTORS
                              -------------------


     13.1 The subscribers to the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by all the subscribers or by resolution passed at meeting of the subscribers or, if not so appointed, they shall by elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is, or becomes, a reporting company, less than three.

     13.2 The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decided, by the member. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable traveling, accommodation and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the company that in the opinion of the directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to or in substitution for any other remuneration that he may be entitled to receive. Unless otherwise determined by ordinary resolution, the Directors on behalf of the Company may pay a gratuity, pension or retirement allowance to any Director who has held any office or appointment with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

     13.3 A Director shall not be required to hold a share in the capital of the company as qualification for his office but shall be qualified to become or act as a Director as required by the Company Act.

                  PART 14 - ELECTION AND REMOVAL OF DIRECTORS
                  -------------------------------------------


     14.1 At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote at the meeting shall elect Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the company is, or becomes, a company that is not a reporting company and all the member entitled to attend and vote at an annual general meeting consent in writing to the business required to be transacted at such meeting, the meeting shall be deemed for the purpose of this Part to have been held on the date specified in the consent or in the resolutions consented to in writing dealing with such business.

     14.2   A retiring Director shall be eligible for re-election.

     14.3 Where the Company fails to hold an annual general meeting or the member fail to consent to the business required to be transacted at such meeting, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may continue to hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

     14.4 If at any general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

     14.5 Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

     14.6   The office of a Director shall be vacated if the Director:

            (a) resigns his office by notice in writing delivered to the registered office of the Company; or

            (b) ceases to be qualified to act as a Director pursuant to the Company Act

     14.7 The Company may by special resolution remove any Director before the expiration of his period of office and may by an ordinary resolution appoint another person in his stead.

     14.8 Notwithstanding anything contained in these Articles, the Company may at any time by ordinary resolution, increase the number of Directors previously fixed or determined and may by ordinary resolution elect such person or persons to fill the vacancy or vacancies thereby created.

     14.9 Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but the number of additional Directors shall not at any time exceed 1/3 of the number of Directors elected or appointed at the last annual general meeting of the Company. Any additional Director so appointed shall hold office only until the next following annual general meeting of the Company but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

     14.10 Any Director may by instrument in writing, telegram, telex, telecopier or any other method of transmitting legibly recorded messages delivered or sent to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have disapproved of the appointment of such person as an alternate and shall have given notice to that effect to the Director appointing the alternate within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present and, if he is a Director, to have a separate vote on behalf of the Director by whom he was appointed in addition to his own vote. A Director may at any time by instrument, telegram, telex, telecopier or any other method of transmitting legibly recorded messages delivered or sent to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

                    PART 15 - POWERS AND DUTIES OF DIRECTORS
                    ----------------------------------------


     15.1 The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have authority to exercise all such powers of the company as are not, by the company Act, the Memorandum of the Company or these Articles, required to be exercised by the Company in general meeting.

     15.2 The Directors may from time to time by power of attorney or other instrument under the seal of the Company appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favor of any of the Directors or any of the member of the company or in favor of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

                 PART 16 - DISCLOSURE OF INTEREST OF DIRECTORS
                 ---------------------------------------------


     16.1 A Directors who is, in any way, directly or indirectly interested in an existing or proposed contractor transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest a Director shall declare the nurture and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

     16.2 A Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Company Act, the foregoing prohibitions shall not apply to:

            (a) any such contract or transaction relating to a loan to the company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

            (b) any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director;

            (c) any contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the company, or any contract, arrangement or transaction in which a Director is, directly or indirectly, interested if all the other Directors are also, directly or indirectly interested in the contract, arrangement or transaction;

            (d)  determining the remuneration of the Directors;

            (e) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

            (f) the indemnification of any Director or officer by the Company.

            The foregoing exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Company Act, either generally or in respect of any particular contract or transaction or for the particular period.

     16.3 A Director may hold any office or appointment with the Company (except as auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or appointment or as vendor, purchaser or otherwise and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested shall be liable to be voided by reason thereof.

     16.4 Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

     16.5 A Director may be or become a director or officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a member or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the company in general meeting otherwise directs.

                       PART 17 - PROCEEDINGS OF DIRECTORS
                       ----------------------------------


     17.1 The Chairman of the Board or, in his absence or if there is no Chairman of the board, the President shall preside as chairman at every meeting of the Directors.

     17.2 If at any meeting of Directors neither the Chairman of the Board nor the President is present within 15 minutes after the time appointed for holding the meeting or if either of them is present but is not willing to act as chairman or if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

     17.3 The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote.

     17.4 A Director may participate in a meeting of the board or of any committee of Directors by means of telephone or other communication facility by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the Directors are physically present. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote at the meeting.

     17.5 A Director may at any time, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board.

     17.6 Notice of a meeting of the Board shall be given to each Director and alternate Director at least 48 hours before the time fixed for the meeting and may be given orally, personally or by telephone , or in writing, personally or by delivery through the post or by letter, telegram, telex, telecopier or any other method of transmitting legibly recorded messages in common use. When written notice of a meeting is given to a Director, it shall be addressed to him at his registered address. Where the Board has established a fixed time and place for the holding of its meetings, no notices of meetings to be held at such fixed time and place need be given to any Director. A Director entitled to notice of a meeting may waive or reduce the period of notice convening the meeting and may give such waiver before, during or after the meeting.

     17.7 For the first meeting of the Board to be held immediately following the election of a Director at an annual general meeting of the Company or for a meeting of the Board at which a Director is appointed to fill a vacancy on the Board, no notice of such meeting shall be necessary to such newly appointed or elected Director in order for the meeting to be properly constituted.

     17.8 Any Director who may be absent temporarily from the Province may file at the registered office of the Company a waiver of notice, which may be by letter, telegram, telex, telecopier or any other method of transmitting legibly recorded messages, of meetings of the Directors and may at any time withdraw the waiver, and until the waiver is withdrawn, no notice of meetings of Directors shall be sent to that Director, and any and all meetings of Directors, notice of which has not been given to that Director shall, provided a quorum of the Directors is present, be valid and effective.

     17.9 The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Directors or, if the number of Directors is fixed at one, shall be one Director.

     17.10 The continuing Directors may act notwithstanding any vacancy in the body but, notwithstanding Article 17.9, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company, but for no other purpose.

     17.11 Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

     17.12 A resolution consented to in writing, whether by document, telegram, telex, telecopier or any method of transmitting legibly recorded messages or other means, by all of the Directors for the time being in office without their meeting together shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held, shall be deemed to relate back to any date stated therein to be the effective date thereof and shall be filed in the minute book of the Company accordingly. Any such resolution may consist of one or several documents each duly signed by one or more Directors which together shall be deemed to constitute one resolution in writing.

                    PART 18 - EXECUTIVE AND OTHER COMMITTEES
                    ----------------------------------------


     18.1 The Directors may by resolution appoint an Executive Committee consisting of such member or members of the Board as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it.

     18.2 The Directors may by resolution appoint one or more other committees consisting of such member or members of the Board as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in any committee of the Board, the power to appoint or remove officers appointed by the Board and such other powers as may be specified in the resolution) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose and shall report the same to the Board of Directors at such times as the Board of Director may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it.

     18.3 Committees appointed under the Part may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

     18.4 Committees appointed under this Part may meet and adjourn as they think proper. Questions arising at any meeting of a committee shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote.
            The provisions of Article 17.12 shall apply mutatis mutandis to resolutions consented to in writing by the members of a committee appointed under this Part.

                               PART 19 - OFFICERS
                               ------------------


     19.1 The Directors shall from time to time appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may at any time terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

     19.2 One person may hold more than one of such offices except that the offices of President and Secretary shall be held by different persons unless the company has only one member. Any person appointed as the Chairman of the Board, President or Managing Director shall be a Director. The other officers need not be Directors.

     19.3 The remuneration of the officers of the company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors. Such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a gratuity, pension or retirement allowance.

     19.4 The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the secretary specified in the Company Act.

     19.5 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

                PART 20 - INDEMNITY AND PROTECTION OF DIRECTORS,
                             OFFICERS AND EMPLOYEES
                ------------------------------------------------


     20.1 Subject to the provisions of the Company Act, the Directors may, with the approval of the Court, cause the Company to indemnify a Director or former Director of the Company or a director or former director of a corporation of which the Company is or was a member, and the heirs and personal representatives of any such person, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director of the Company or a director of such corporation, including any action or proceeding brought by the Company or any such corporation. Each director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

     20.2 Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a member (notwithstanding that he is also a Director) and his heirs and personal representatives against all cost, charges and expenses whatsoever incurred by him and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Company shall indemnify the Secretary or an Assistant Secretary of the company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him and arising out of the functions assigned to the Secretary by the Company Act or these Articles. Each such Secretary and Assistant Secretary on being appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

     20.3 For the purposes of Article 20.1, a civil, criminal or administrative action or proceeding shall include a civil, criminal, administrative or other investigation or inquiry the subject of which concerns the acts or conduct of the Director or former Director of the Company while a Director of the company.

     20.4 The failure of a Director or officer of the company to comply with the provisions of the Company Act, the Memorandum of the Company or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

     20.5 The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the company or as a director, officer, employee or agent of any corporation of which the Company is or was a member and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.

                        PART 21 - DIVIDENDS AND RESERVE
                        -------------------------------


     21.1 The Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bond, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

     21.2 Any dividend declared on shares of any class may be made payable on such date as is fixed by the Directors.

     21.3 Subject to the rights of members, if any, holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

     21.4 The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies or for equalizing dividends or for any other purpose to which such funds of the company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds which they think prudent not to divide.

     21.5 If several persons are registered as joint holder of any share, any one of them may give an effective receipt for any dividend, interest or other moneys payable in respect of the share.

     21.6 No dividend shall bear interest. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

     21.7 Any dividend, interest or other moneys payable in respect of shares may be paid by cheque or warrant sent by mail directed to the registered address of the holder, or in the case of joint holder, to the registered address of that one of the joint holder who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

     21.8 Notwithstanding anything contained in these Articles the directors may from time to time capitalize any undistributed surplus on hand of the company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligation of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

     21.9 A transfer of a share shall not pass the right to any dividend declared thereon before the registration of the transfer in the register.

                             PART 22 - RECORD DATES
                             ----------------------


     22.1 The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class or series thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members, as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

     22.2 Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is passed, as the case may be, shall be the record date for such determination.

             PART 23 - DOCUMENTS, RECORDS AND FINANCIAL STATEMENTS
             -----------------------------------------------------


     23.1 The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

     23.2 The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to recorded the financial affairs and condition of the Company and to comply with the Company Act.

     23.3 Unless the Directors determine otherwise or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

     23.4 The Directors shall from time to time at the expense of the company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

     23.5 Every member shall be entitled to be furnished once gratis on demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

                               PART 24 - NOTICES
                               -----------------


     24.1 A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed and mailed shall be conclusive evidence thereof.

     24.2 A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving or delivering it to the joint holder first named in the register of members in respect of that share.

     24.3 A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address, if any, supplied to the Company for the purpose by the persons claiming to be so entitled or, until such address has been so supplied, by giving it in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

     24.4 Notice of every general meeting or meeting of members holding shares of a class or series shall be given a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

                                 PART 25 - SEAL
                                 --------------

     25.1 The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody and use of the seal which shall not be affixed to any instrument except in the presence of, or attested by the signatures of, the following persons, namely:

            (a)  any two Directors, or

            (b) any one of the Chairman of the Board, the President, the Managing Director, a Director and a Vice-President together with any of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer, or

            (c) if the Company shall have only one member, the President or the Secretary, or

            (d) such person or persons as the Directors may from time to time by resolution appoint, and any such resolution may be general in its nature,

     and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

     25.2 To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act of these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

     25.3 The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

                             PART 26 - PROHIBITIONS
                             ----------------------


     26.1 If the Company is, or becomes, a company which is not a reporting company, the number of persons who beneficially own designated securities of the Company (counting any two or more joint registered owners as one beneficial owner) shall be limited to 50, excluding persons that:

            (a)  are employed by the Company or an affiliate of it, or

            (b) beneficially owned, directly or indirectly, designated securities of the Company while employed by it or by an affiliate of it and, at all times since ceasing to be so employed, have continued to beneficially own, directly or indirectly, at least one designated security of the Company.

     26.2 If the Company is, or becomes, a company which is not a reporting company, no designated securities of the Company, and no securities that are convertible into or exchangeable for designated securities of the Company, shall be:

            (a)  offered for sale to the public; or

            (b) transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.